Taxes on Income	12 Months Ended
Dec. 31, 2017
Taxes on Income [Abstract]
TAXES ON INCOME
NOTE 17:-	TAXES ON INCOME

a.	Corporate tax rates in Israel:

The Israeli corporate tax rate in 2017 and 2016 is 24% and 25%, respectively.

In December 2016, the Israeli Parliament approved the Economic Efficiency Law (Legislative Amendments for Applying the Economic Policy for the 2017 and 2018 Budget Years), 2016 which futther reduces the corporate income tax rate to 24% (instead of 25%) effective from January 1, 2017 and to 23% effective from January 1, 2018.

b.	Final tax assessments:

The Company received final tax assessments through 2012.

c.	Net operating carryforwards losses for tax purposes and other temporary differences:

as of December 31, 2017, the Company had carryforwards losses and other temporary differences amounting to approximately 97,901 ($ 28,238).

d.	Deferred taxes:

The Company did not recognize deferred tax assets for carryforwards losses and other temporary differences because their utilization in the foreseeable future is not probable.

e.	Current taxes:

The Company did not record any current taxes for the years ended December 31, 2015, 2016 and 2017 as it is still incurring losses on an ongoing basis.

f.	Theoretical tax:

The reconciliation between the tax expense, assuming that all the income and expenses, gains and losses in the statement of income were taxed at the statutory tax rate and the taxes on income recorded in profit or loss (0%), relates to the creation of carryforward tax losses and other temporary differences for which deferred tax assets were not recorded.